Loomis Sayles High Income Opportunities Fund
                                  (the "Fund")

Supplement dated April 22, 2004 to the Statement of Additional Information of the Fund dated March 1, 2004 as supplemented from time to time


The following paragraphs amend and restate the paragraph under "Purchases and Redemptions" section:

     As described in greater detail in the Prospectus, shares of the Fund are offered exclusively to institutional clients of Loomis Sayles in the discretion of Loomis Sayles, and "wrap fee" programs approved by CDC IXIS Advisers.

     A purchase order received by CDC IXIS Asset Management Services, Inc., the Fund's transfer agent (the "Transfer Agent"), prior to the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern time), on a day when the Fund is open for business, will be effected at that day's net asset value. With respect to purchases of shares by institutional clients of Loomis Sayles, the settlement date (i.e., the date by which payment must be made for the shares) for purchase orders received by the Transfer Agent is generally the next business day after receipt of such orders. For other information about the purchase and redemption of Fund shares, see "General Information-How to Purchase Shares" and "General Information - How to Redeem Shares" in the Fund's prospectus.